                      Bay View Securitization Corporation
                      For Remittance Date: March 31, 1999


A.  Principal Balance Reconciliation
                                                                                                                  Number of
                                                           A-1                    A-2                Total         Accounts
(A)  Original Principal Balance                         200,979,000.00          52,245,989.00   253,224,989.00        21106
                                                ---------------------------------------------------------------------------
(B)  Beginning Period Principal Balance                  15,917,761.56          52,245,989.00    68,163,750.56         7757
                                                ---------------------------------------------------------------------------
(C)  Collections (Regular Payments)                       2,312,774.15                   0.00     2,312,774.15          N/A
                                                ---------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                      1,710,022.65                   0.00     1,710,022.65          355
                                                ---------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                           0.00                   0.00             0.00
                                                ---------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                     6,693.29                   0.00         6,693.29          N/A
                                                ---------------------------------------------------------------------------
(G)  Principal Reductions (Other)                                 0.00                   0.00             0.00            0
                                                ---------------------------------------------------------------------------
(H)  Gross Charge Offs                                      171,542.84                   0.00       171,542.84           18
                                                ---------------------------------------------------------------------------
(I)  Repurchases                                             23,738.71                   0.00        23,738.71           20
                                                ---------------------------------------------------------------------------
(J)  Ending Balance                                      11,692,989.92          52,245,989.00    63,938,978.92         7364
                                                ---------------------------------------------------------------------------

Notional Principal Balance:
(K)  Beginning                                                                                   13,119,703.27
                                                                                             -----------------
(L)  Ending                                                                                      11,078,468.47
                                                                                             -----------------

(M)  Certificate Factor                                      5.8180158%           100.0000000%      25.2498694%
                                                --------------------------------------------------------------


B.  Cash Flow Reconciliation
                                                                                                    Total
(A)  Cash Wired                                                                                   4,818,368.96
                                                                                             -----------------
(B)  Interest Wired/Earned                                                                           11,985.57
                                                                                             -----------------
(C)  Withdrawal from Payahead Account                                                                 6,693.29
                                                                                             -----------------
(D)  Advances                                                                                             0.00
                                                                                             -----------------
(E)  Repurchases                                                                                     23,738.71
                                                                                             -----------------
(F)  Gross Charge-Off Recoveries                                                                     53,932.91
                                                                                             -----------------
(G)  Gross Charge-Off Advances                                                                        4,450.70
                                                                                             -----------------
(H)  Spread Account Withdrawal                                                                            0.00
                                                                                             -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                                0.00
                                                                                             -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                0.00
                                                                                             -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                 0.00
                                                                                             -----------------

             Total Collections                                                                    4,919,170.14
                                                                                             -----------------


C.  Trustee Distribution
                                                                                                    Total
(A)  Total Cash Flow                                                                              4,919,170.14
                                                                                             -----------------
(B)  Unrecovered Interest Advances                                                                    4,389.08
                                                                                             -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                  56,803.13
                                                                                             -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                        83,435.60
                                                                                             -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                       286,917.56
                                                                                             -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                          34,439.22
                                                                                             -----------------

(G)  Principal to "A-1" Certificate Holders, including Overdue                                    4,224,771.64
(H)  Principal to "A-2" Certificate Holders, including Overdue                                            0.00
                                                                                             -----------------
(I)  Reinsurance Fee                                                                                      0.00
                                                                                             -----------------
(J)  Surety Bond Fee                                                                                  8,520.47
                                                                                             -----------------
(K)        First Loss Protection                                                         0.00
                                                                         --------------------
(L)        Surety Bond Premium                                                       8,520.47
                                                                         --------------------
(M)  Interest Advance Recovery Payments                                                              37,208.05
                                                                                             -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                 0.00
                                                                                             -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                 0.00
                                                                                             -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                   0.00
                                                                                             -----------------
(Q)  Deposit to Payahead                                                                                  0.00
                                                                                             -----------------

                      Bay View Securitization Corporation
                     For Remittance Date:  March 31, 1999

    (R)  Bank Account Interest to Servicer                                                           11,985.57
                                                                                             -----------------
    (S)  Excess Yield                                                                               170,699.83
                                                                                             -----------------

             Balance                                                                                      0.00
                                                                                             -----------------

D.  Spread Account and Surety Reconciliation
                                                                            Spread Account       Surety Bond
(A)  Beginning Balance                                                           3,201,141.17    65,488,032.54
                                                                      ----------------------------------------
(B)  Additions to Spread Amount                                                    170,699.83              N/A
                                                                      ----------------------------------------
(C)  Interest Earned                                                                10,449.36
                                                                      ----------------------------------------
(D)  Draws                                                                               0.00             0.00
                                                                      ----------------------------------------
(E)  Reimbursement for Prior Draws                                                        N/A             0.00
                                                                      ----------------------------------------
(F)  Distribution of Funds to  "IC"
       Class or Servicer                                                            35,828.81             0.00
                                                                      ----------------------------------------
(G)  Ending Balance                                                              3,346,461.55    61,235,262.06
                                                                      ----------------------------------------

(H)  Required Balance                                                            3,165,312.36    61,235,262.06
                                                                      ----------------------------------------
(I)  Distribution to "IC" Class                                                    181,149.19
                                                                      -----------------------


E.  Current Receivables Delinquency
            #Payment Delinquency                         Number                Balance
            --------------------
(A)  31-60                                                          23             159,239.40
                                                ---------------------------------------------
(B)  61-90                                                          11              99,857.14
                                                ---------------------------------------------
(C)  91+                                                             7              97,079.39
                                                ---------------------------------------------
(D)  Total                                                          41             356,175.93
                                                ---------------------------------------------


F.  Excess Yield
                                                  Excess Yield Balance           Pool            Excess Yield
                  Month                                                        Balance          (Annualized %)
                  -----
(A)  Current                                                170,699.83          63,938,978.92           3.2037%
                                                --------------------------------------------------------------
(B)  1st Previous                                            26,313.08          68,163,750.56           0.4632%
                                                --------------------------------------------------------------
(C)  2nd Previous                                            56,815.80          71,764,929.38           0.9500%
                                                --------------------------------------------------------------
(D)  3rd Previous                                           254,395.50          75,891,072.78           4.0225%
                                                --------------------------------------------------------------
(E)  4th Previous                                           145,771.11          80,033,853.14           2.1856%
                                                --------------------------------------------------------------
(F)  5th Previous                                           232,975.37          84,674,433.84           3.3017%
                                                --------------------------------------------------------------
(G)  Six-Month Rolling Excess
       Yield ((less than or equal to)1.75%)                 147,828.45          74,077,836.44           2.3947%
                                                --------------------------------------------------------------


G.  Delinquency Rate (31+)
                                                         Month                   Pool
                  Month                                 Balance                Balance                %
                  -----
(A)  Current                                                356,175.93          63,938,978.92           0.5571%
                                                --------------------------------------------------------------
(B)  1st Previous                                           576,255.86          68,163,750.56           0.8454%
                                                --------------------------------------------------------------
(C)  2nd Previous                                           613,289.79          71,764,929.38           0.8546%
                                                --------------------------------------------------------------
(D)  Three-Month Rolling
       Average ((less than)2%)                              515,240.53          67,955,886.29           0.7582%
                                                --------------------------------------------------------------


H.  Net Loss Rate
                                                                         Liquidation Proceeds      Average            Defaulted
                  Month                                 Balance                                    Balance          (Annualized)
                  -----
(A)  Current                                                230,894.62             113,284.69    66,051,364.74               2.1367%

                                                -----------------------------------------------------------------------------------
(B)  1st Previous                                           202,287.18              54,904.94    69,964,339.97               2.5278%

                                                -----------------------------------------------------------------------------------
(C)  2nd Previous                                           202,823.28              91,893.03    73,828,001.08               1.8031%

                                                -----------------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default
       Rate (less than)3%                                   212,001.69              86,694.22    69,947,901.93               2.1497%

                                                -----------------------------------------------------------------------------------

                      Bay View Securitization Corporation
                     For Remittance Date:  March 31, 1999

I.  Charge-Off / Recoveries
                                                                    Number                Balance
(A)  Collection Period Charge-Off Receivables                                  18             171,542.84
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                 940           6,722,269.45
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              53,932.91
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA             804,409.36
                                                           ---------------------------------------------



J. Repossessions

(A)  Collection Period Repossessions                                            9             115,459.93
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  604           7,065,347.70
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                15             180,252.92
                                                           ---------------------------------------------


K.  Forced Place Insurance

(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                           ---------------------------------------------


L.  Payahead Reconciliation

(A)  Beginning Balance                                                 316,621.90
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                          6,693.29
                                                           ----------------------
(D)  Ending Balance                                                    309,928.61
                                                           ----------------------




Approved By: /s/ Michael A. Benavides
             ------------------------
             Michael A. Benavides
             Vice President, Controller
             Bay View Acceptance Corp